                                                                   Exhibit 10.28

                                   GUARANTY


          This GUARANTY is entered into as of March 31, 1995 by MCKESSON CORPORATION, a Delaware corporation ("GUARANTOR"), in favor of and for the benefit of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for and representative of (in such capacity herein called "AGENT") the financial institutions ("BANKS") party to the Credit Agreement (as hereinafter defined).

                                   RECITALS

          A. Medis Health and Pharmaceutical Services Inc., an Ontario corporation and a wholly-owned subsidiary of Guarantor ("MEDIS"), has entered into that certain Credit Agreement dated as of March 31, 1995 with Guarantor, the Banks, Chemical Bank, as Co-Agent, Bank of America Canada, as Canadian Administrative Agent, and Agent (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

          B. Credit extensions, including Loans and advances in respect of the Bankers' Acceptance Facility, may be made to Medis under the Credit Agreement, Medis is an indirect wholly-owned Subsidiary of the Company and the Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantor (which benefits are hereby acknowledged).

          C. It is a condition precedent to the making of the initial extensions of credit under the Credit Agreement that Medis's obligations thereunder be guarantied by Guarantor.

          D. Guarantor is willing irrevocably and unconditionally to guaranty such obligations of Medis.

          NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Banks, the Co-Agent and Agents to enter into the Credit Agreement and to make the Loans and other extensions of credit thereunder, Guarantor hereby agrees as follows:


SECTION 1.  DEFINITIONS

     1.1  CERTAIN DEFINED TERMS.  As used in this Guaranty, the following terms
          ---------------------
shall have the following meanings unless the context otherwise requires:

          "GUARANTIED OBLIGATIONS" has the meaning assigned to that term in subsection 2.1.

          "GUARANTY" means this Guaranty dated as of March 31, 1995, as may be amended, supplemented or otherwise modified from time to time.

          "PAYMENT IN FULL", "PAID IN FULL" or any similar term means payment in full of the Guarantied Obligations including, without limitation, all principal, interest, costs, fees and expenses (including, without limitation, legal fees and expenses) of Banks, Co-Agent and Agents as required under the Loan Documents.

     1.2  INTERPRETATION.
          --------------

          (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

          (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.


SECTION 2.  THE GUARANTY

     2.1  GUARANTY OF THE GUARANTIED OBLIGATIONS.  Guarantor hereby irrevocably
          --------------------------------------
and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes:

          (a) any and all Obligations of Medis now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Notes and Drafts issued by Medis and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue the Obligations of Medis or from time to time renew them after they have been satisfied; and

          (b) those expenses set forth in Section 2.8 hereof.

     2.2  LIABILITY OF GUARANTOR ABSOLUTE.  Guarantor agrees that its
          -------------------------------
obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than indefeasible payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

          (a) This Guaranty is a guaranty of payment when due and not of collectibility.

          (b) Agent may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between Banks and any Borrower with respect to the existence of such Event of Default.

          (c) The obligations of Guarantor hereunder are independent of the obligations of Medis under the Loan Documents and the obligations of any other guarantor of the obligations of Medis under the Loan Documents, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Medis or any of such other guarantors and whether or not Medis is joined in any such action or actions.

          (d) Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Agent is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit.

          (e) Any Agent or any Bank, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of Agent or any Bank in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Agents or Banks, or any of them, may have against any such security, as Agent in its discretion may determine consistent with the Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Medis or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Loan Documents. This Section 2.2(e) shall not modify Section 10.01 of the Credit Agreement.

          (f) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than indefeasible payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or such Loan Document or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though Agents or Banks, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations; (v) any Bank's or Agent's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Medis may allege or assert against any Agent or any Bank in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

     2.3  WAIVERS BY GUARANTOR.  Guarantor hereby waives, for the benefit of
          --------------------
Banks and Agents:

          (a) any right to require any Agent or any Bank, as a condition of payment or performance by Guarantor, to (i) proceed against Medis, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Medis, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Agent or any Bank in favor of Medis or any other Person, or (iv) pursue any other remedy in the power of any Agent or any Bank whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Medis including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Medis from any cause other than indefeasible payment in full of the Guarantied Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon any Agent's or any Bank's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

          (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Medis and notices of any of the matters referred to in subsection 2.2 and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty, including without limitation the provisions of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2846, 2850, 2899 and 3433.

     2.4  PAYMENT BY GUARANTOR; APPLICATION OF PAYMENTS.  Guarantor hereby
          ---------------------------------------------
agrees, in furtherance of the foregoing and not in limitation of any other right which Agent or any other Person may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Medis to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), Guarantor will upon demand pay, or cause to be paid, in cash, to Agent for the ratable benefit of Banks holding the Guarantied Obligations, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Medis, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Medis for such interest in any such bankruptcy proceeding) and all other Guarantied Obligations then owed to Agent and/or Banks as aforesaid. All such payments shall be applied promptly from time to time by Agent:

          First, to the payment of the costs and expenses of any collection or
          -----
     other realization under this Guaranty, including reasonable compensation to Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Agent in connection therewith;

          Second, to the payment of all other Guarantied Obligations to each
          ------
     Bank holding Guarantied Obligations its applicable share as provided in the Credit Agreement; and

          Third, after payment in full of all Guarantied Obligations, to the
          -----
     payment to Guarantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

     2.5  GUARANTOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.  Until the
          ----------------------------------------------------
Guarantied Obligations shall have been indefeasibly paid in full and the Tranche B Commitments shall have terminated, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Medis or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation
(i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Medis, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Agent or any Bank now has or may hereafter have against Medis, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Agent or any Bank, and (b) any right of contribution Guarantor may have against any other guarantor of the Guarantied Obligations (including without limitation any such right of contribution under California Civil Code Section 2848). Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Medis or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Agent or any Bank may have against Medis, to all right, title and interest any Agent or any Bank may have in any such collateral or security, and to any right any Agent or any Bank may have against such other guarantor. Each Agent, on behalf of Banks, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights Guarantor may have, and upon any such disposition or sale any rights of subrogation against such collateral Guarantor may have shall terminate. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

     2.6  SUBORDINATION OF OTHER OBLIGATIONS.  Any indebtedness of Medis now or
          ----------------------------------
hereafter held by Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Medis to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

     2.7  REAL PROPERTY SECURITY.  Guarantor agrees that, if all or a portion of
          ----------------------
the Guarantied Obligations or any other guaranty of all or a portion of the Guarantied Obligations are at any time secured by a deed of trust or mortgage covering interests in real property, Agent or its designee, in its sole discretion, without notice or demand and without affecting the liability of Guarantor, may foreclose, pursuant to the terms of the Loan Documents or otherwise, on any such deed of trust or mortgage and the property described therein by nonjudicial or other sale. Without limiting any of the waivers contained elsewhere herein, Guarantor hereby waives any defense to liability arising by reason of the exercise by Banks or Agent, or any of them, of any right or remedy contained in any such deed of trust or mortgage or any of the other Loan Documents. Guarantor waives all rights and defenses arising out of an election of remedies by Bank or the Agent, even though the election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against Medis by the operation of Section 580d of the California Code of Civil Procedure or otherwise.


     2.8  EXPENSES.  Guarantor agrees to pay, or cause to be paid, on demand,
          --------
and to save Agent and Banks harmless against liability for, any and all reasonable costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Agent or any Bank in connection with the enforcement of or preservation of any rights under this Guaranty.

     2.9  CONTINUING GUARANTY; TERMINATION OF GUARANTY.  This Guaranty is a
          --------------------------------------------
continuing guaranty and shall remain in effect until all of the Guarantied Obligations shall have been indefeasibly paid in full and the Tranche B Commitments shall have terminated. Guarantor hereby irrevocably waives any right (including without limitation any such right arising under California Civil Code
Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

     2.10 AUTHORITY OF GUARANTOR OR MEDIS.  It is not necessary for any Bank or
          -------------------------------
any Agent to inquire into the capacity or powers of Medis or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     2.11 FINANCIAL CONDITION OF MEDIS.  Any extensions of credit may be granted
          ----------------------------
to Medis or continued from time to time without notice to or authorization from Guarantor regardless of the financial or other condition of Medis at the time of any such grant or continuation. No Bank or Agent shall have any obligation to disclose or discuss with Guarantor their assessment, or Guarantor's assessment, of the financial condition of Medis. Guarantor has adequate means to obtain information from Medis on a continuing basis concerning the financial condition of Medis and its ability to perform its obligations under the Loan Documents, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Medis and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Guarantor hereby waives and relinquishes any duty on the part of any Agent or any Bank to disclose any matter, fact or thing relating to the business, operations or conditions of Medis now known or hereafter known by any Agent or any Bank.

     2.12 RIGHTS CUMULATIVE.  The rights, powers and remedies given to Banks and
          -----------------
Agents by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to any Bank and any Agent by virtue of any statute or rule of law or in any of the other Loan Documents or any agreement between Guarantor and any Bank and/or any Agent or between Medis and any Bank and/or any Agent. Any forbearance or failure to exercise, and any delay by any Bank or any Agent in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     2.13 BANKRUPTCY; POST-PETITION INTEREST; REINSTATEMENT OF GUARANTY.  (a)
          -------------------------------------------------------------
So long as any Guarantied Obligations remain outstanding, Guarantor shall not, without the prior written consent of Agent in accordance with the terms of the Credit Agreement, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Medis. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Medis or by any defense which Medis may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

          (b) Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Agent that the Guarantied Obligations which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Medis of any portion of such Guarantied Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Agent, or allow the claim of Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

          (c) In the event that all or any portion of the Guarantied
Obligations are paid by Medis, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Agent or any Bank as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.


SECTION 3.  MISCELLANEOUS

     3.1  SURVIVAL OF WARRANTIES.  All agreements, representations and
          ----------------------
warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and any increase in the Tranche B Commitments under the Credit Agreement.

     3.2  NOTICES.  Any communications between Agent and Guarantor and any
          -------
notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon any

Agent or any Bank or Guarantor shall not be effective until received.

     3.3  SEVERABILITY.  In case any provision in or obligation under this
          ------------
Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     3.4  AMENDMENTS AND WAIVERS.  No amendment, modification, termination or
          ----------------------
waiver of any provision of this Guaranty, or consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Agent and Banks as provided under Section 10.01 of the Credit Agreement. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     3.5  HEADINGS.  Section and subsection headings in this Guaranty are
          --------
included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

     3.6  SUCCESSORS AND ASSIGNS.  This Guaranty is a continuing guaranty and
          ----------------------
shall be binding upon Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Banks, Agents and their respective successors and assigns. Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior written consent of all Banks. Any Bank may, without notice or consent, in connection with any assignment of its interests in the Commitments, Loans or Bankers' Acceptance Facility pursuant to the Credit Agreement assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Guarantied Obligation, and in the event of such transfer or assignment the rights and privileges herein conferred upon Banks and Agents shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     3.7  GOVERNING LAW AND JURISDICTION.  (A)  THIS GUARANTY SHALL BE GOVERNED
          ------------------------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS.

          (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTOR, THE AGENTS AND THE BANKS IRREVOCABLY WAIVES ANY

OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
           --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. THE GUARANTOR, THE AGENTS AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     3.8  WAIVER OF JURY TRIAL.  THE GUARANTOR, THE BANKS AND THE AGENTS EACH
          --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, PARTICIPANT OR ASSIGNEE, BASED UPON OR ARISING OUT OF THIS GUARANTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTOR, THE BANKS AND THE AGENTS EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. Guarantor and, by its acceptance of the benefits hereof, Agent each
(i) acknowledges that this waiver is a material inducement for Guarantor and Agents and Banks to enter into a business relationship, that Guarantor and Agent have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED ORALLY, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

     3.9  NO OTHER WRITING.  This writing is intended by Guarantor and Agent as
          ----------------
the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

     3.10 FURTHER ASSURANCES.  At any time or from time to time, upon the
          ------------------
request of Agent or Majority Banks, Guarantor shall execute and deliver such further documents and do such other acts and things as Agent or Majority Banks may reasonably request in order to effect fully the purposes of this Guaranty.


                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                       MCKESSON CORPORATION



                                       By -----------------------------



                                       Title --------------------------



Acknowledged by:

BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION, AS AGENT



By --------------------------


Title -----------------------




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